SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




                    DAIMLER-BENZ AUTO GRANTOR TRUST 1997-A
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             (Exact name of registrant as specified in its charter)



                                April 20, 2000
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               Date of Report (Date of earliest event reported)



          Delaware                   000-23923               13-3770955
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(State or other jurisdiction      (Commission File       (I.R.S. Employer
       of incorporation)              Number)           Identification No.)



               550 South College Avenue, Newark, Delaware 19713
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             (Address of principal executive offices) (Zip Code)



                                (302) 453-5733
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             (Registrant's telephone number, including area code)






Item 5.  Other Events

           On April 20, 2000, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1997-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the March 2000 collection period (the "March Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders.
A copy of the March Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               Exhibit No.     Description
               -----------     -----------
               20              Statement for Class A and Class B
                               Certificateholders for the
                               March 2000 Collection Period







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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Daimler-Benz Auto Grantor Trust 1997-A
                                             (Registrant)

                                 By: Mercedes-Benz Credit Corporation,
                                     as Servicer


Date:  May 4, 2000               By:    /s/ David H. Olsen
                                     ------------------------------------
                                     Name:  David H. Olsen
                                     Title: Vice President and Controller












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                              INDEX TO EXHIBITS

Exhibit No.  Description
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   20        Statement for Class A and Class B Certificateholders for the
             March 2000 Collection Period











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